UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2016

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

12.1	Computation of ratio of earnings to fixed charges and ratio of earnings to fixed charges excluding interest credited under reinsurance contracts

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: June 1, 2016	By:	/s/ Todd C. Larson
Todd C. Larson Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

12.1	Computation of ratio of earnings to fixed charges and ratio of earnings to fixed charges excluding interest credited under reinsurance contracts